                                                                [Conformed Copy]





                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                        March 6, 2002 (February 25, 2002)
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                   1-9076                    13-3295276
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)



                 300 Tower Parkway, Lincolnshire, Illinois 60069
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code       (847) 484-4400
                                                   -----------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

         Registrant's press release dated February 25, 2002 is filed herewith as
Exhibit 20 and is incorporated herein by reference.

         On February 26, 2002, Registrant's board of directors approved a share repurchase program for up to 5,000,000 shares of the Registrant's common stock to replace the program which expired on February 28, 2002 and covered a similar number of shares. The new program will take effect on March 1, 2002 and expire on February 28, 2003. The board also granted the executive committee of the board authority to approve the repurchase of an additional 5,000,000 shares of Registrant's common stock if and when the executive committee deems appropriate, such program to expire on February 28, 2003. The supplemental share repurchase authorization replaces a supplemental share authorization covering a similar number of shares that expired on February 28, 2002.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              20.  Press release of Registrant dated February 25, 2002.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FORTUNE BRANDS, INC.
                                            ---------------------
                                                 (Registrant)



                                            By   /s/ Mark A. Roche
                                                --------------------------------
                                                Mark A. Roche
                                                Senior Vice President, General
                                                  Counsel and Secretary




Date:  March 6, 2002

                                  EXHIBIT INDEX



                                                                  Sequentially
Exhibit                                                           Numbered Page
-------                                                           -------------


20.   Press release of Registrant dated
      February 25, 2002.